AMENDMENT NO. 1 TO
                       KRONOS ADVANCED TECHNOLOGIES, INC.
                       SECURED CONVERTIBLE PROMISSORY NOTE


         This Amendment No. 1 to the Kronos Advanced Technologies, Inc. (the "Maker") Secured Convertible Promissory Note is entered into as of December 31, 2007 ("Amendment No. 1") by and between the Maker and Sands Brothers Venture Capital LLC, a New York limited liability company ("Sands I"), Sands Brothers Venture Capital II LLC, a New York limited liability company ("Sands II"), Sands Brothers Venture Capital III LLC, a New York limited liability company ("Sands III"), Sands Brothers Venture Capital IV LLC, a New York limited liability company ("Sands IV") and Critical Capital Growth Fund, L.P., a Delaware limited partnership and a debenture licensed U.S. Small Business Investment Company ("CCGF") (Sands I, Sands II, Sands III, Sands IV, and CCGF, together with their respective successors, representatives, and permitted assigns, are collectively referred to as, the "Holder").

                                    RECITALS

         A. Maker issued the Holder a Secured Convertible Promissory Note dated June 19, 2007 in the principal amount of up to Eight Hundred Fifty-Nine Thousand Dollars ($859,000.00) with an initial Maturity Date of December 31, 2007 (the "Note"). Capitalized terms used herein but not otherwise defined shall have the meanings given them in the Note.

         B. Maker and Holder desire to amend the terms of the Note to extend the Maturity Date to February 29, 2008 and correct the Conversion Price (as defined in the Note).

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Extension of Maturity Date. The Maturity Date of the Note is hereby extended to February 29, 2008 (the "New Maturity Date"). All references in the Note to December 31, 2007 or Maturity Date shall be deemed to be a reference to the New Maturity Date.

         2. Correction of Conversion Price. Section 3.2 of the Note is amended in its entirety as follows: "The Term "Conversion Price" shall mean $0.0030, subject to adjustment under Section 3.4 hereof."

         3. Amendment Fee. In addition to any fees or other amounts payable by Maker to the Holder under the terms of Note, Maker agrees to pay to the Holder an amendment fee comprised of (a) at the option of the Holder, pursuant to written notice delivered to Maker at least three business days prior to the New Maturity Date, (i) a $25,000 cash payment or (ii) the issuance to the Holder of 1,470,588 shares of the Maker's common stock, par value $0.001 per share (the "Common Stock") and (b) the issuance to the Holder of 1,470,588 shares of the Maker's Common Stock, in each case, due and payable on the New Maturity Date.

         4. Miscellaneous. Except as specifically set forth in this Amendment No. 1, all of the terms and conditions of the Note shall remain in full force and effect. This Amendment No. 1 shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         [Signatures on following page]

         IN WITNESS WHEREOF, Maker and Holder have each executed and delivered this Amendment No. 1 as of the day and year first above written.

                                    MAKER:

                                    Kronos Advanced Technologies, Inc.


                                    By: /s/ Daniel R. Dwight
                                        ---------------------------------------
                                    Name: Daniel R. Dwight
                                    Title: Chief Executive Officer and President


                                    HOLDER:

                                    Sands Brothers Venture Capital LLC


                                    By: /s/ Scott Baily
                                        ---------------------------------------
                                    Name: Scott Baily
                                    Title: Chief Administration Officer


                                    Sands Brothers Venture Capital II LLC


                                    By: /s/ Scott Baily
                                        ---------------------------------------
                                    Name: Scott Baily
                                    Title: Chief Administration Officer


                                    Sands Brothers Venture Capital III LLC


                                    By: /s/ Scott Baily
                                        ---------------------------------------
                                    Name: Scott Baily
                                    Title: Chief Administration Officer


                                    Sands Brothers Venture Capital IV LLC


                                    By: /s/ Scott Baily
                                        ---------------------------------------
                                    Name: Scott Baily
                                    Title: Chief Administration Officer

                                    Critical Capital Growth Fund, L.P.

                                         By:  Critical Capital, L.P., its
                                              general partner

                                         By: Critical Capital Corporation, its
                                             general partner


                                         By: /s/ Charles Robinson
                                             ----------------------------------
                                         Name: Charles Robinson
                                         Title: President


                                         By: /s/ Steven Sands
                                             ----------------------------------
                                         Name: Steven Sands
                                         Title: Chairman